UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2017 (October 24, 2017)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

By unanimous written consent on October 24, 2017, the shareholders of Tecogen Inc.'s (the "Company") joint venture, Ultra Emissions Technologies S.ar.L, ("Ultratek"), voted to dissolve Ultratek, thus terminating the joint venture agreement dated December 28, 2015 ("JVA") and the license agreement between the Company and Ultratek, dated December 28, 2015 ("License Agreement"). The terms of the JVA, the terms of the License Agreement, and the creation of Ultratek were each disclosed in the Company's current report on Form 8-K filed with the SEC on December 31, 2015, which disclosure is hereby incorporated by reference (the "Prior Disclosure").

Pursuant to the unanimous shareholder consent dissolving Ultratek, the Company will be receiving its full $2,000,0000 investment into Ultratek back upon the completion of the liquidation process. Further, upon termination of the License Agreement all intellectual property licensed by the Company to Ultratek immediately reverted back to the Company. The Company has also agreed to purchase all of the assets of Ultratek upon its dissolution, including new intellectual property that Ultratek developed, for $400,000.

The discussion of the terms of the JVA and the License Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the Prior Disclosure, including the exhibits filed therewith.

Item 7.01 Regulation FD Disclosure

On October 26, 2017, the Company issued a press release announcing the dissolution of Ultratek, the termination of the JVA, and the termination of the License Agreement. A copy of this press release is attached to this Current Report on form 8-K as exhibit 99.01. The information in this press release shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

The Company hereby furnishes the following exhibit:

Exhibit 99.01 - Press Release Dated October 26, 2017

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are the Company’s current views with respect to future events. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from those anticipated by the Company. These risks include the Company’s ability to complete the dissolution of Ultratek and other risks detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly update or revise any such forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
October 26, 2017	Bonnie Brown, Principal Financial & Accounting Officer